1 Supplemental Investor Information August 2024

2 Important Information As previously announced, on March 21, 2022, as contemplated by that certain Agreement and Plan of Merger, dated September 13, 2021 (the “Merger Agreement”), by and among Motive Capital Corp, a Cayman Islands exempted company (“Motive”), FGI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Motive (“Merger Sub”), and Forge Global, Inc., a Delaware corporation (“Forge Global”), Motive changed its jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”), changing its name to “Forge Global Holdings, Inc.” (the “Company”), and following the Domestication, as contemplated by the Merger Agreement, Merger Sub merged with and into Forge Global, with Forge Global surviving the merger as a wholly owned subsidiary of the Company (together with the Domestication, the “Business Combination”). On March 25, 2022, the Company filed a Current Report on Form 8-K (the “Form 8-K”) which, among other things, included the audited financial statements (and notes thereto) of Forge Global as of and for the fiscal years ended December 31, 2021 and 2020 (the “Forge Global 2021 Financial Statements”), Management’s Discussion and Analysis of Financial Condition and Results of Operations for Forge Global for the years ended December 31, 2021 and 2020 (the “Forge Global 2021 MD&A”), and Unaudited Pro Forma Condensed Combined Financial Information of Motive and Forge Global as of and for the year ended December 31, 2021 giving effect to the Business Combination and related transactions (the “Pro Forma Financial Information,” and together with the Forge Global 2021 Financial Statements, Forge Global 2021 MD&A, and Pro Forma Financial Information, the “2021 Financial Information”). In addition, the Company issued press releases announcing its results for the periods and on the dates detailed below, which include certain quarterly or annual financial information and key business metrics (collectively, the “Earnings Releases”). The Company also filed or will file corresponding Quarterly Reports on Form 10-Q (each, a “Quarterly Report”) and Annual Reports on Form 10-K (each, an “Annual Report”) for the periods and on the dates detailed below. Among other things, such filings included or will include the interim unaudited or audited financial statements (and notes thereto) of the Company and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company for such periods (collectively, the “Periodic Filings”). • Quarter ended September 30, 2022: Press release issued on November 9, 2022. Quarterly Report filed on November 14, 2022. • Quarter and year ended December 31, 2022: Press release issued on February 28, 2023. Annual Report filed on March 1, 2023. • Quarter ended March 31, 2023: Press release issued on May 9, 2023. Quarterly Report filed on May 9, 2023. • Quarter ended June 30, 2023: Press release issued on August 8, 2023. Quarterly Report filed on August 8, 2023. • Quarter ended September 30, 2023: Press release issued on November 7, 2023. Quarterly Report filed on November 7, 2023. • Quarter and year ended December 31, 2023: Press release issued on March 26, 2024. Annual Report filed on March 26, 2024. • Quarter ended March 31, 2024: Press release issued on May 7, 2024. Quarterly Report to filed on May 7, 2024. • Quarter ended June 30, 2024: Press release issued on August 7, 2024. Quarterly Report to be filed on or around such date. To further assist investors, the Company is furnishing the following additional financial information, key business metrics, and data (the “Supplemental Information”). The following Supplemental Information is unaudited, has not been reviewed by the Company’s independent registered public accounting firm, and is subject to change. The Supplemental Information is qualified by in its entirety, and should be read in conjunction with, 1) the 2021 Financial Information, 2) the Earnings Releases, and 3) the Periodic Filings.

3 Use of Non-GAAP Financial Information In addition to our financial results determined in accordance with generally accepted accounting principles in the United States ("GAAP"), we present Adjusted EBITDA, a non-GAAP financial measure. We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that Adjusted EBITDA, when taken together with the corresponding GAAP financial measure, provides meaningful supplemental information regarding our performance by excluding specific financial items that have less bearing on our core operating performance. We consider Adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business and our historical operating performance on a more consistent basis. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Adjusted EBITDA as a tool for comparison. A reconciliation is provided below for Adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review Adjusted EBITDA and the reconciliation of Adjusted EBITDA to net loss, and not to rely on any single financial measure to evaluate our business. We define Adjusted EBITDA as net loss attributable to Forge Global Holdings, Inc., adjusted to exclude: (i) net loss attributable to noncontrolling interest, (ii) provision for income taxes, (iii) interest (income) expense, net, (iv) depreciation and amortization, (v) share-based compensation expense, (vi) change in fair value of warrant liabilities, and (vii) other significant gains, losses, and expenses such as impairments or acquisition-related transaction costs that we believe are not indicative of our ongoing results. Use of Third-Party Data Certain information contained in this presentation is based on publicly available data obtained from third parties unaffiliated with the Company. The use of such third-party data does not, and is not intended to, imply a relationship between the Company and any such third parties. While the Company believes such information forms a reasonable basis for the contents of this presentation, such information may be limited or incomplete. The Company makes no guarantee as to the accuracy or reliability of such information, and this presentation should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Forward-Looking Statements The Supplemental Information may contain “forward-looking statements,” which generally are accompanied by words such as “believe,” “may,” ”could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “goal,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “forecast,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict, indicate, or relate to future events or trends or the Company’s future financial or operating performance, or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s beliefs regarding its financial position and operating performance, as well as future opportunities for the Company to expand its business. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, while considered reasonable by the Company and its management, are subject to risks and uncertainties that may cause actual results to differ materially from current expectations. You should carefully consider the risks and uncertainties described in the Company’s documents filed, or to be filed, with the SEC, including but not limited to the Periodic Filings. There may be additional risks that the Company presently does not know of or that it currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward- looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this Supplemental Information. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Supplemental Information. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Forge Global Holdings, Inc. - Financial Information, Key and Other Business Metrics (Unaudited)

FINANCIAL INFORMATION ($ in 000s unless otherwise stated)	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	2021	2022	2023
Operating Results											
Marketplace revenues	$ 8,227	$ 6,902	$ 4,632	$ 5,723	$ 7,283	$ 8,152	$ 8,520	$ 11,679	$ 107,723	$ 40,665	$ 25,790
Custodial administration fees	7,673	9,919	10,847	10,997	11,280	10,907	10,722	10,603	20,333	28,718	44,031
Transaction-based expenses	(86)	(87)	(19)	(83)	(148)	(181)	(29)	(256)	(3,034)	(483)	(431)
Total revenues, less transaction-based expenses	$ 15,814	$ 16,734	$ 15,460	$ 16,637	$ 18,415	$ 18,878	$ 19,213	$ 22,026	$ 125,022	$ 68,900	$ 69,390
Total operating expenses	$ 58,250	$ 44,539	$ 38,428	$ 39,190	$ 39,928	$ 43,293	$ 44,223	$ 39,677	$ 134,811	$ 203,940	$ 160,839
Operating loss	$ (42,436)	$ (27,805)	$ (22,968)	$ (22,553)	$ (21,513)	$ (24,415)	$ (25,010)	$ (17,651)	$ (9,789)	$ (135,040)	$ (91,449)
Net loss	$ (16,198)	$ (26,164)	$ (21,261)	$ (25,100)	$ (18,957)	$ (26,231)	$ (18,994)	$ (14,040)	$ (18,499)	$ (111,905)	$ (91,549)
Net loss attributable to Noncontrolling interest	$ -	$ (46)	$ (73)	$ (211)	$ (609)	$ (435)	$ (370)	$ (316)	$ -	$ (46)	$ (1,328)
Net loss attributable to Forge Global Holdings	$ (16,198)	$ (26,118)	$ (21,188)	$ (24,889)	$ (18,348)	$ (25,796)	$ (18,624)	$ (13,724)	$ (18,499)	$ (111,859)	$ (90,221)
Adjusted EBITDA	$ (13,273)	$ (14,251)	$ (13,027)	$ (11,780)	$ (10,355)	$ (13,637)	$ (13,465)	$ (7,917)	$ 8,761	$ (46,851)	$ (48,799)
Non-GAAP Adjusted EBITDA Reconciliation											
Net loss attributable to Forge Global Holdings, Inc	$ (16,198)	$ (26,118)	$ (21,188)	$ (24,889)	$ (18,348)	$ (25,796)	$ (18,624)	$ (13,724)	$ (18,499)	$ (111,859)	$ (90,221)
(+) Net loss attributable to non-controlling interest	-	(46)	(73)	(211)	(609)	(435)	(370)	(316)	-	(46)	(1,328)
(+) Provision for income taxes	48	121	185	293	291	50	216	258	386	327	819
(+) Interest (income) expense, net	(874)	(1,520)	(1,509)	(1,319)	(1,725)	(1,868)	(1,709)	(1,495)	2,307	(2,681)	(6,421)
(+) Depreciation and amortization	1,428	1,495	1,789	1,747	1,710	1,708	1,816	1,781	5,390	6,026	6,954
(+) Share-based compensation expense	26,712	11,950	7,401	8,809	9,233	8,891	9,467	7,859	12,231	57,924	34,334
(+) Change in fair value of warrant liabilities	(25,210)	(27)	(168)	3,790	(907)	3,750	(4,447)	(2,280)	6,064	(19,836)	6,465
(+) Impairment of right-of-use assets	-	-	-	-	-	-	186	-	-	283	-
(+) Loss on impairment of long lived assets	-	-	536	-	-	63	-	-	-	163	599
(+) Acquisition-related transaction costs	821	(106)	-	-	-	-	-	-	882	5,113	-
(+) Transaction bonus	-	-	-	-	-	-	-	-	-	17,735	-
Adjusted EBITDA	$ (13,273)	$ (14,251)	$ (13,027)	$ (11,780)	$ (10,355)	$ (13,637)	$ (13,465)	$ (7,917)	$ 8,761	$ (46,851)	$ (48,799)

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Forge Global Holdings, Inc. - Financial Information, Key and Other Business Metrics (Unaudited)

	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	2021	2022	2023
KEY BUSINESS METRICS ($ in 000s unless otherwise stated) (1)											
Trading Business											
Marketplace revenues, less transaction-based expenses - LTM	$ 57,834	$ 40,182	$ 30,342	$ 25,209	$ 24,203	$ 25,359	$ 29,237	$ 35,020	$ 104,689	$ 40,182	$ 25,359
Number of trades - LTM	2,636	2,184	1,894	1,712	1,853	1,756	2,055	2,438	4,890	2,184	1,756
Number of trades - Period	426	532	306	448	567	435	605	831	4,890	2,184	1,756
Transaction volume ($B) - LTM	$ 1.81	$ 1.22	$ 0.93	$ 0.75	$ 0.76	$ 0.77	$ 0.90	$ 1.17	$ 3.18	$ 1.22	$ 0.77
Transaction volume ($B) - Period	$ 0.23	$ 0.25	$ 0.13	$ 0.15	$ 0.23	$ 0.25	$ 0.26	$ 0.43	$ 3.18	$ 1.22	$ 0.77
Net take rate - LTM	3.2%	3.3%	3.3%	3.3%	3.2%	3.3%	3.2%	3.0%	3.3%	3.3%	3.3%
Net take rate - Period	3.6%	2.8%	3.6%	3.7%	3.0%	3.2%	3.2%	2.7%	3.3%	3.3%	3.3%
Custody Business											
Total custodial accounts (2)	1,811,774	1,871,146	1,937,248	1,970,617	2,023,756	2,078,868	2,152,777	2,211,108	2,124,677	1,871,146	2,078,868
Assets under custody ($B) (2)	$ 15.0	$ 14.9	$ 14.8	$ 15.3	$ 15.1	$ 15.6	$ 16.5	$ 16.6	$ 14.3	$ 14.9	$ 15.6
OTHER BUSINESS METRICS (1)											
Distinct private companies transacted in - LTM	191	191	163	148	154	154	161	159			
Distinct private companies transacted in - Period	77	76	60	75	82	78	64	82			
Total number of issuers with IOIs (3)	478	436	492	486	502	485	543	551			
Custodial cash balance ($MM) (4)	$ 685	$ 635	$ 574	$ 550	$ 518	$ 505	$ 481	$ 495			

(1) Key business metrics and other business metrics as of and for the full year and quarterly periods of 2021, 2022, and 2023, respectively, are based on actual results of operations; key business metrics and other business metrics presented for the last-twelve-months (LTM) periods through the third quarter of 2021 are prepared on a pro-forma basis, which combines the metrics from Forge and SharesPost's brokerage businesses as if the SharesPost acquisition had occurred at the beginning of the fiscal year 2020.

(2) Represents end of period value. Includes both CaaS and Alt IRA accounts.

(3) Number of distinct companies in whose shares at least one buy or sell IOI, or indication of interest, was created in this period.

(4) Custodial cash represents amounts on deposit with financial institutions for the benefit of the Company's custodial accounts.

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Forge Global Holdings, Inc. - Changes in Forge Markets Revenue vs North America Technology Deal Value (1)(2)(3)


120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
2020 Q1
2020 Q2
2020 Q3
2020 Q4
2021 Q1
2021 Q2
2021 Q3
2021 Q4
2022 Q1
2022 Q2
2022 Q3
2022 Q4
2023 Q1
2023 Q2
2023 Q3
2023 Q4
2024 Q1
2024 Q2
% Change in Forge Markets Revenue
% Change in Deal Value

(1) Forge Markets Revenue is a subset of Marketplace Revenues which refers solely to placement fee revenue earned by the Company through direct trades on the Company's Forge Markets platform. Forge Markets Revenue for the periods presented are prepared on a pro-forma basis, which combines the metrics from Forge and SharesPost's brokerage businesses as if the SharesPost acquisition had occurred at the beginning of the fiscal year 2020.

(2) North America Technology Deal value is wholly sourced from publicly available Pitchbook data for the periods in the graph below and refers to the aggregated primary funding value from North American late-stage private companies (Series C and onwards) for companies in the Information Technology industry, as well as the Fintech and TMT (Technology, Media & Telecommunications) verticals (as such terms are defined by Pitchbook).

(3) The comparative information set forth above is intended for illustrative purposes only, and is used by management for internal business monitoring and outlook planning purposes; however, this is only one of many tools management uses and is not considered independently of internal review, budgeting, forecasting, and operational planning. The Company believes that this information can be helpful to investors in understanding the marketplace dynamics that may impact the Company's period to period Marketplace Revenue results. However, this historical data and comparative correlations may not be predictive or correlative to future Marketplace Revenue or other future results, nor may similar third-party data produce the same historical results, and therefore should be considered only as a tool in context with, and not as a substitute for, the historical results of operations, financial condition, and other information presented in the Company's 2021 Financial Information, Earnings Releases, and Periodic Filings (as such terms are defined on Slide 2). Also see "Important Information," "Use of Third-Party Data," and "Forward-Looking Statements" on Slides 2 and 3.

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Forge Global Holdings, Inc. - Changes in Forge Markets Revenue vs North America Technology IPO Count (1)(2)(3)


300%
250%
200%
150%
100%
50%
0%
-50%
-100%
2020 Q1
2020 Q2
2020 Q3
2020 Q4
2021 Q1
2021 Q2
2021 Q3
2021 Q4
2022 Q1
2022 Q2
2022 Q3
2022 Q4
2023 Q1
2023 Q2
2023 Q3
2023 Q4
2024 Q1
2024 Q2
% Change in Forge Markets Revenue
% Change in IPO Count

(1) Forge Markets Revenue is a subset of Marketplace Revenues which refers solely to placement fee revenue earned by the Company through direct trades on the Company's Forge Markets platform. Forge Markets Revenue for the periods presented are prepared on a pro-forma basis, which combines the metrics from Forge and SharesPost's brokerage businesses as if the SharesPost acquisition had occurred at the beginning of the fiscal year 2020.

(2) North America Technology IPO Count value is wholly sourced from publicly available Pitchbook data for the periods in the graph below and refers to initial public offerings with a greater than or equal to $250 million valuation for companies in the Information Technology Industry, as well as FinTech and TMT (Technology, Media, and Telecommunications) verticals (as such terms are defined by Pitchbook).

(3) The comparative information set forth above is intended for illustrative purposes only, and is used by management for internal business monitoring and outlook planning purposes; however, this is only one of many tools management uses and is not considered independently of internal review, budgeting, forecasting, and operational planning. The Company believes that this information can be helpful to investors in understanding the marketplace dynamics that may impact the Company's period to period Marketplace Revenue results. However, this historical data and comparative correlations may not be predictive or correlative to future Marketplace Revenue or other future results, nor may similar third-party data produce the same historical results, and therefore should be considered only as a tool in context with, and not as a substitute for, the historical results of operations, financial condition, and other information presented in the Company's 2021 Financial Information, Earnings Releases, and Periodic Filings (as such terms are defined on Slide 2). Also see "Important Information," "Use of Third-Party Data," and "Forward-Looking Statements" on Slides 2 and 3.

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